Premises and Equipment	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Premises and Equipment
Premises and Equipment

The detail of premises and equipment as of December 31st for the past two years is as follows:

(In thousands)	December 31, 2017	December 31, 2016
Land and buildings	$25,155	$24,896
Furniture, fixtures and equipment	10,074	9,194
Leasehold improvements	1,823	1,458
Gross premises and equipment	37,052	35,548
Less: Accumulated depreciation	(13,582)	(12,150)
Net premises and equipment	$23,470	$23,398

The increase in fixed assets over the past year was due to the addition of new branch sites in Emerson, Somerville and Ramsey, New Jersey.

Amounts charged to noninterest expense for depreciation of premises and equipment amounted to $1.4 million and $1.1 million in 2017 and 2016, respectively.